Restructuring and Impairment Charges	3 Months Ended	12 Months Ended
	Dec. 29, 2018	Sep. 29, 2018
Restructuring and Related Activities [Abstract]
Restructuring and Impairment Charges
Restructuring and Impairment Charges
The Company recorded $33 million, $98 million and $156 million of restructuring and impairment charges in fiscal years 2018, 2017 and 2016, respectively. Charges in fiscal 2018 were due to severance costs. Charges in fiscal 2017 were due to severance costs and asset impairments. Charges in fiscal 2016 were due to asset impairments and severance and contract termination costs.

Restructuring and Related Activities Disclosure [Text Block]
Restructuring and Impairment Charges and Other Income
For the quarter ended December 30, 2017, the Company recorded $15 million of restructuring and impairment charges, primarily for severance costs, and a $53 million gain from the sale of property rights.